SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   December 5, 1997


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


               333-25301                            33-0459135
         (Commission File Number)    (I.R.S. Employer Identification No.)


    2 Ada, Irvine, California                           92618
(Address of Principal Executive Offices)              (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           --------------------


1.3               Underwriting Agreement

4.5               Trust Agreement

4.6               Indenture

10.10             Sale and Servicing Agreement

10.11             Receivables Purchase Agreement

10.12             Receivables Purchase Agreement

10.13             Receivables Purchase Agreement



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CONSUMER PORTFOLIO SERVICES, INC.,
                                   as Originator of the Trust (Registrant)



Dated: January 8, 1997             By: /s/ Jeffrey P. Fritz
                                      ---------------------
                                      Jeffrey P. Fritz
                                      Senior Vice President

                                INDEX TO EXHIBITS




                                                              Sequential
       Exhibit No.         Document Description                Page No.
       -----------         --------------------                --------

           1.3             Underwriting Agreement

           4.5             Trust Agreement

           4.6             Indenture

          10.10            Sale and Servicing Agreement

          10.11            Receivables Purchase Agreement

          10.12            Receivables Purchase Agreement

          10.13            Receivables Purchase Agreement




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